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                                                                    EXHIBIT 10.7


                            MARKETAXESS HOLDINGS INC.

                            2001 STOCK INCENTIVE PLAN
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                                TABLE OF CONTENTS

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
ARTICLE I         PURPOSE.................................................   -1-

ARTICLE II        DEFINITIONS.............................................   -1-

ARTICLE III       ADMINISTRATION..........................................   -7-

ARTICLE IV        SHARE AND OTHER LIMITATIONS.............................  -10-

ARTICLE V         ELIGIBILITY.............................................  -13-

ARTICLE VI        STOCK OPTIONS...........................................  -13-

ARTICLE VII       RESTRICTED STOCK........................................  -16-

ARTICLE VIII      NON-TRANSFERABILITY AND TERMINATION OF
                  EMPLOYMENT/CONSULTANCY/DIRECTORSHIP.....................  -19-

ARTICLE IX        CHANGE IN CONTROL PROVISIONS............................  -21-

ARTICLE X         TERMINATION OR AMENDMENT OF PLAN........................  -22-

ARTICLE XI        COMPANY CALL RIGHTS; RIGHTS OF FIRST REFUSAL............  -23-

ARTICLE XII       UNFUNDED PLAN...........................................  -27-

ARTICLE XIII      GENERAL PROVISIONS......................................  -27-

ARTICLE XIV       EFFECTIVE DATE OF PLAN..................................  -31-

ARTICLE XV        TERM OF PLAN............................................  -31-

ARTICLE XVI       PROVISIONS APPLICABLE TO AWARDS GRANTED
                  TO CALIFORNIA RESIDENTS.................................  -31-

                            MARKETAXESS HOLDINGS INC.

                            2001 STOCK INCENTIVE PLAN

                                    ARTICLE I

                                     PURPOSE

      The purpose of this MarketAxess Holdings Inc. 2001 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer employees of, Consultants (as defined below) to and Non-Employee Directors (as defined below) of the Company and its Affiliates (as defined below) stock-based incentives in the Company, thereby creating a means to raise the level of equity ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders.

                                   ARTICLE II

                                   DEFINITIONS

      For purposes of this Plan, the following terms shall have the following meanings:

            2.1 "Acquisition Events" has the meaning set forth in Section
      4.2(d).

            2.2 "Affiliate" means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (d) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

            2.3 "Award" means any award under this Plan of a Stock Option and/or Restricted Stock.

            2.4 "Board" means the Board of Directors of the Company.

            2.5 "Cause" means, with respect to a Participant's Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate, as determined by the Committee in its sole discretion; or
      (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), "cause" as defined under such agreement; provided, however, that with regard to any agreement under which the definition of "cause" only applies on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, "cause" means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

            2.6 "Change in Control" has the meaning set forth in Article IX.

            2.7 "Change in Control Price" has the meaning set forth in Section 9.1(b).

            2.8 "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

            2.9 "Committee" means: (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, except that on or after the Registration Date, the Committee shall be a committee or subcommittee of the Board appointed from time to time which shall consist solely of two (2) or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3, a "non-employee director" as defined in Rule 16b-3; and (b) with respect to the application of this Plan to Non-Employee Directors, the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 such noncompliance shall not affect the validity of grants, interpretations or other actions of the Committee. Notwithstanding the foregoing, if, and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board.

            2.10 "Common Stock" means the common stock, $0.001 par value per share, of the Company.


            2.11 "Company" means MarketAxess Holdings Inc., a Delaware corporation, and its successors by operation of law.

            2.12 "Consultant" means any Person who is an advisor or consultant to the Company or its Affiliates.

            2.13 "Detrimental Activity" means: (a) the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company's or its Affiliate's business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company or its Affiliates that is acquired by a Participant prior to the Participant's Termination; (b) activity while employed or performing services that results, or if known could result, in the Participant's Termination that is classified by the Company as a termination for Cause; (c) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hiring of) any non-clerical employee of the Company or its Affiliates to be employed by, or to perform services for, the Participant or any Person with which the Participant is associated (including, but not limited to, due to the Participant's employment by, consultancy for, equity interest in, or creditor relationship with such Person) or any Person from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (d) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company or its Affiliates without, in all cases, written authorization from the Company; (e) the Participant's Disparagement, or inducement of others to do so, of the Company or its Affiliates or their past and present officers, directors, employees or products; (f) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its Affiliates, or the rendering of services to such organization or business if such organization or business is otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates provided, however, that competitive activities shall only be those competitive with any business unit or Affiliate of the Company with regard to which the Participant performed services at any time within the two (2) years prior to the Participant's Termination; or
      (g) breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or noncompetition or nonsolicitation agreement). Unless otherwise determined by the Committee at grant, Detrimental Activity shall not be deemed to occur after the end of the one year period following the Participant's Termination. For purposes of sub-sections (a), (c), (d) and (f) above, the Chief Executive Officer of the Company shall each have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

            2.14 "Disability" means, with respect to a Participant's Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

            2.15 "Disparagement" means making comments or statements to the press, the Company's or its Affiliates' employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship which could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

            2.16 "Effective Date" means the effective date of this Plan as defined in Article XIV.

            2.17 "Eligible Employee" means each employee of the Company or an Affiliate.

            2.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

            2.19 "Fair Market Value" means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market; or (b) if not traded on any such national securities exchange or The Nasdaq Stock Market, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange on which the Common Stock is listed or traded. If the Common Stock is not readily tradable on a national securities exchange, The Nasdaq Stock Market or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., its Fair Market Value shall be set in good faith by the Committee. Notwithstanding anything herein to the contrary, for purposes of granting Incentive Stock Options, "Fair Market Value" means the price for Common Stock set by the Committee in good faith based on reasonable methods set forth under Section 422 of the Code including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee. For purposes of the grant of any Stock Option, the applicable date shall be the date on which the Stock Option is granted.

            2.20 "Family Member" means, solely to the extent provided for in Rule 701 under the Securities Act or, following the filing of a Securities Act Form S-8 with respect to the Plan, solely to the extent provided for in Securities Act Form S-8, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than fifty percent (50%) of the voting interests or as otherwise defined in Rule 701 under the Securities Act or Securities Act Form S-8, as applicable.

            2.21 "Good Reason" means, with respect to a Participant's
      Termination: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "good reason" (or words or a concept of like import)), a voluntary termination due to good reason, as the Committee, in its sole discretion, decides to treat as a Good Reason termination; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "good reason" (or words or a concept of like import), a termination due to good reason (or words or a concept of like import), as defined in such agreement at the time of the grant of the Award, and for purposes of the Plan, as determined by the Committee in its sole discretion; provided that any definition that is effective under an employment agreement, consulting agreement, change in control agreement or similar agreement after a change in control shall only be effective for purposes of this Plan after a change in control.

            2.22 "Incentive Stock Option" means any Stock Option awarded to an Eligible Employee under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

            2.23 "Non-Employee Director" means a director of the Company who is not an active employee of the Company or an Affiliate.

            2.24 "Non-Qualified Stock Option" means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

            2.25 "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

            2.26 "Participant" means any Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted under this Plan.

            2.27 "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

            2.28 "Plan" means this MarketAxess Holdings Inc. 2001 Stock Incentive Plan, as amended from time to time.

            2.29 "Registration Date" means the first date (a) on which the Company sells its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act or (b) any class of common equity securities of the Company are required to be registered under Section 12 of the Exchange Act.

            2.30 "Restricted Stock" means an Award of shares of Common Stock under this Plan that is subject to the restrictions under Article VII.

            2.31 "Restriction Period" has the meaning set forth in Section 7.3 with respect to Restricted Stock.

            2.32 "Retirement" means a Termination of a Participant's employment or consultancy without Cause at or after age sixty-five (65) or such earlier date after age fifty (50) as may be approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age sixty-five (65) or, with the consent of the Board, before age sixty-five
      (65) but after age fifty (50).

            2.33 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

            2.34 "Securities Act" means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

            2.35 "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants under Article VI.

            2.36 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

            2.37 "Ten Percent Stockholder" means a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

            2.38 "Termination" means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

            2.39 "Termination of Consultancy" means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

            2.40 "Termination of Directorship" means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

            2.41 "Termination of Employment" means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

            2.42 "Transfer" means (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). "Transferred" and "Transferrable" shall have a correlative meaning.

                                   ARTICLE III

                                 ADMINISTRATION

            3.1 The Committee. The Plan shall be administered and interpreted by the Committee.

            3.2 Grants of Awards. The Committee shall have full authority to grant Awards to Eligible Employees, Consultants and Non-Employee Directors pursuant to the terms of this Plan. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant. In particular, the Committee shall have the authority:

                  (a) to select the Eligible Employees, Consultants and
            Non-Employee Directors to whom Awards may from time to time be granted hereunder;

                  (b) to determine whether and to what extent Awards are to be granted hereunder to one or more Eligible Employees, Consultants and Non-Employee Directors;

                  (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

                  (e) to determine whether and under what circumstances a Stock
            Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d);

                  (f) to determine whether, to what extent and under what
            circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Stock Options or to purchase Awards under this Plan (including shares of Common Stock);

                  (g) to determine whether a Stock Option is an Incentive Stock
            Option or Non- Qualified Stock Option;

                  (h) to determine whether to require an Eligible Employee,
            Consultant or Non- Employee Director, as a condition of the granting of any Stock Option, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Option or vesting of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

                  (i) to modify, extend or renew an Award, subject to Article X herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of a Stock Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; and

                  (j) to offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made.

            3.3 Guidelines. Subject to Article X hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such domestic or foreign jurisdictions.

            3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

            3.5 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

            3.6  Designation of Consultants/Liability.

                  (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.

                  (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

            3.7 Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                   ARTICLE IV

                           SHARE AND OTHER LIMITATIONS

            4.1 Shares. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Awards may be granted under this Plan shall not exceed 7,916,220 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If any Stock Option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or the Company repurchases any Stock Option, the number of shares of Common Stock underlying such unexercised or repurchased Stock Option shall again be available for the purposes of Stock Options under this Plan. If any shares of Restricted Stock awarded under this Plan to an Eligible Employee, Consultant or Non-Employee Director are forfeited, repurchased, terminated or canceled by the Company for any reason, the number of forfeited, repurchased, terminated or canceled shares of Restricted Stock shall again be available for the purposes of the Awards under this Plan. In addition, in determining the number of shares of Common Stock available for Awards other than Incentive Stock Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for payment of the exercise price, or for payment of withholding taxes, or if the number shares of Common Stock otherwise deliverable has been reduced for payment of the exercise price or for payment of withholding taxes, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available for purposes of Awards other than Incentive Stock Options under this Plan.

            4.2  Changes.

                  (a) The existence of this Plan and the Awards granted
            hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or
            (vi) any other corporate act or proceeding.

                  (b) Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company's assets or business, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company and the Committee determines in good faith that an adjustment is necessary or appropriate under the Plan to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option or under other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. In connection with any event described in this paragraph, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash or other property in exchange therefor. Except as provided in this
            Section 4.2, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company's assets or business or any other change affecting the Company's capital structure or business.

                  (c) Fractional shares of Common Stock resulting from any
            adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

                  (d) In the event of a merger or consolidation in which the
            Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Stock Options, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Stock Option agreements), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

            If an Acquisition Event occurs but the Committee does not terminate the outstanding Stock Options pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article IX shall apply.

            4.3 Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                    ARTICLE V

                                   ELIGIBILITY

            5.1 General Eligibility. All Eligible Employees, prospective employees, Consultants and Non-Employee Directors of the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options and Restricted Stock. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion.

            5.2 Incentive Stock Options. All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

            5.3 General Requirement. The vesting and exercise of Awards granted to a prospective employee or consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

                                   ARTICLE VI

                                  STOCK OPTIONS

            6.1 Stock Options. Each Stock Option granted hereunder shall be one of two types: (a) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code; or (b) a Non-Qualified Stock Option.

            6.2 Grants. Subject to the provisions of Article V, the Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option. The maximum number of shares of Common Stock subject to a Stock Option which may be granted under this Plan during any fiscal year of the Company to any Non- Employee Director shall not exceed 20,000 shares (subject to any increase or decrease pursuant to Section 4.2).

            6.3 Terms of Stock Options. Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                  (a) Exercise Price. The exercise price per share of Common
            Stock subject to a Stock Option shall be determined by the Committee at the time of grant; provided that the per share exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the share of Common Stock at the time of grant; and provided, further, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price per share shall be no less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock.

                  (b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable more than ten (10) years after the date such Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five (5) years.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the grant shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one
            (1) year period commencing on the date the Stock Option is exercised, the Company shall be entitled to recover from the Participant at any time within one (1) year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). The foregoing provisions described in (i), (ii) and (iii) shall cease to apply upon a Change in Control.

                  (d) Method of Exercise. Subject to whatever installment
            exercise and waiting period provisions apply under sub-section (c) above, to the extent vested, a Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Committee specifying the number of shares to be acquired. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker approved by the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for a period of at least six (6) months or such other period necessary to avoid a charge, for accounting purposes, against the Company's earnings as reported in the Company's financial statements (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

                  (e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

                  (f) Form, Modification, Extension and Renewal of Stock
            Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

                  (g) Deferred Delivery of Common Shares. The Committee may in
            its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

                  (h) Early Exercise. The Committee may provide that a Stock
            Option include a provision whereby the Participant may elect at any time before the Participant's Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VII and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

                  (i) Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Stock Options are granted as the number of Stock Options exercised, shares used to pay for the exercise price of Stock Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Stock Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

                                   ARTICLE VII

                                RESTRICTED STOCK

            7.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

            Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Restricted Stock, the Committee may direct (at any time within one (1) year thereafter) that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock which had vested in the period referred to above. The foregoing provision shall cease to apply upon a Change in Control.

            The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

            7.2 Awards and Certificates. An Eligible Employee or Consultant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the applicable Award agreement relating thereto and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

                  (a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

                  (b) Acceptance. Awards of Restricted Stock must be accepted within a period of ninety (90) days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

                  (c) Legend. Each Participant receiving shares of Restricted
            Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                        "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the MarketAxess Holdings Inc. (the "Company") 2001 Stock Incentive Plan (the "Plan") and an Agreement entered into between the registered owner and the Company dated __________. Copies of such Plan and Agreement are on file at the principal office of the Company."

                  (d) Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition to the grant of such Award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

            7.3 Restrictions and Conditions on Restricted Stock Awards. Shares of Restricted Stock awarded pursuant to this Plan shall be subject to
      Article IX and the following restrictions and conditions:

                  (a) Restriction Period; Vesting and Acceleration of Vesting.
            (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance goals pursuant to Section 7.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

                        (ii) Performance Goals, Formulae or Standards. If the
                  grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of performance goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.

                  (b) Rights as Stockholder. Except as provided in this
            subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

                  (c) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law or other limitations imposed by the Committee.




                                  ARTICLE VIII

                     NON-TRANSFERABILITY AND TERMINATION OF
                       EMPLOYMENT/CONSULTANCY/DIRECTORSHIP

            8.1  Non-Transferability.

                  (a) Except as otherwise specifically provided herein, no Stock
            Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Shares of Restricted Stock may not be Transferred prior to the date on which such shares are issued, or if later, the date on which any applicable restriction, performance or deferral period lapses. Any attempt to Transfer any such Award shall be void and immediately cancelled, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.

                  (b) Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section 8.1 is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non- Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the Stock Option agreement. Any shares of Common Stock acquired upon the exercise of a Stock Option by a permissible transferee of a Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Stock Option shall be subject to the terms of this Plan and the Stock Option agreement, including, without limitation, the provisions of Article XI hereof.

            8.2 Termination. The following rules apply with regard to the Termination of a Participant.

                  (a) Rules Applicable to Stock Options. Unless otherwise
            determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

                        (i) Termination by Reason of Death, Disability or
                  Retirement. If a Participant's Termination is by reason of death, Disability or Retirement, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one (1) year from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options; provided, however, that in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

                        (ii) Involuntary Termination Without Cause or for Good
                  Reason. If a Participant's Termination is by involuntary termination without Cause or for Good Reason, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

                        (iii) Voluntary Termination. If a Participant's
                  Termination is voluntary (other than a voluntary termination described in Section 8.2(a)(iv)(y) below), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant at any time within a period of thirty (30) days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options.

                        (iv) Termination for Cause. If a Participant's
                  Termination (x) is for Cause or (y) is a voluntary Termination (as provided in sub-section (c) above) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

                        (v) Unvested Stock Options. Stock Options that are not
                  vested as of the date of a Participant's Termination for any reason shall terminate and expire as of the date of such Termination.

                  (b) Rules Applicable to Restricted Stock. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                                   ARTICLE IX

                          CHANGE IN CONTROL PROVISIONS

            9.1 Benefits. In the event of a Change in Control of the Company, except as otherwise provided by the Committee in an Award agreement, a Participant's employment agreement with the Company or an Affiliate, as approved by the Committee, or other written agreement approved by the Committee (as such agreement may be amended from time to time), a Participant's unvested Awards shall not vest and a Participant's Award shall be treated in accordance with one of the following methods as determined by the Committee:

            (a) (i) Stock Options, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2 hereof, as determined by the Committee, and
      (ii) restrictions to which any shares of Restricted Stock granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may decide to award additional Restricted Stock in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.425-1 (and any amendments thereto).

            (b) The Committee, in its sole discretion, may provide for the purchase of any Stock Option by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this
      Section 9.1, Change in Control Price shall mean the highest price per share of Common Stock paid in any transaction related to the applicable Change in Control of the Company.

            (c) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of a Stock Option or accelerated lapsing of restrictions on shares of Restricted Stock at any time.

            (d) If the Company and the other party to a transaction constituting a Change in Control agree that such transaction shall be treated as a "pooling of interests" for financial reporting purposes, and if the transaction is in fact so treated, then the acceleration of exercisability, vesting or lapse of the vesting period of a Stock Option or of the applicable Restriction Period shall not occur to the extent that the Company's independent public accountants determine in good faith that such acceleration would preclude ""pooling of interests" accounting.

            9.2 Change in Control. Unless otherwise determined by the Committee in the applicable Award agreement or other written agreement approved by the Committee, a "Change in Control" shall be deemed to have occurred:

                  (a) upon any "person" as such term is used in Sections 13(d)
            and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities;

                  (b) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

                  (c) upon the stockholders of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.


            9.3 Registration Date not a Change in Control. For purposes of the Plan, the Registration Date shall not be deemed to be a Change in Control.

                                    ARTICLE X

                        TERMINATION OR AMENDMENT OF PLAN

            Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, no amendment may be made which would
      (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) change the classification of employees, Consultants or Non-Employee Directors eligible to receive Awards under this Plan; (iii) decrease the minimum option price of any Stock Option; or
      (iv) extend the maximum Stock Option period under Section 6.3 without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, and, solely to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

            The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                   ARTICLE XI

                 COMPANY CALL RIGHTS; RIGHTS OF FIRST REFUSAL

            11.1  Company Call Rights.

                  (a) In the event of a Participant's Termination for Cause, a
            Participant's voluntary termination of his/her employment within ninety (90) days after the occurrence of an event that would be grounds for a Termination for Cause or the discovery that a Participant engaged in Detrimental Activity, the Company may repurchase from the Participant (or his or her transferee) any shares of Common Stock previously acquired by the Participant through the exercise of a Stock Option granted under this Plan or an award of Restricted Stock granted under this Plan at a repurchase price equal to the lesser of (A) the original purchase price or exercise price (as applicable), if any or (B) the Fair Market Value of a share of Common Stock on the date of Termination or the date of repurchase, as selected by the Committee.

                  (b) In the event of a Termination for any reason other than for Cause (including Termination due to Retirement, death, Disability, involuntary termination without Cause, for Good Reason or resignation), the Company may at any time within the later of one year after a Participant incurs a Termination or the date a Participant acquires shares of Common Stock upon the exercise of a Stock Option following his or her Termination for any reason other than for Cause: (i) repurchase from the Participant each outstanding vested Stock Option based on the difference between the exercise price of a share of Common Stock relating to such Stock Option and the Fair Market Value of a share of Common Stock on the date of Termination and (ii) repurchase from the Participant any shares of Common Stock previously acquired by the Participant through the exercise of a Stock Option under this Plan at a repurchase price equal to the Fair Market Value on the date of Termination or the date of repurchase, as selected by the Committee.

                  (c) In the event of a Termination for any reason other than for Cause (including termination due to Retirement, death, Disability, involuntary termination without Cause or resignation), the Company may at any time within one year after a Participant incurs a Termination other than for Cause repurchase from the Participant any shares of Common Stock previously acquired by the Participant pursuant to an award of Restricted Stock under this Plan at a repurchase price equal to Fair Market Value as of the date of Termination or as of the date of repurchase, as selected by the Committee.

                  (d) (i) If the Company elects to exercise call rights under this Section 11.1, it shall do so by delivering to the Participant a notice of such election, specifying the number of shares to be purchased and such closing date and time that, solely for purposes of sub-sections (b) or (c), is within the applicable one year period. Such closing shall take place at the Company's principal executive offices.

                        (ii) At such closing, the Company will pay the
            Participant the repurchase price as specified in this Section 11.1 in cash, or by cancellation of indebtedness of the Participant to the Company; provided, however, the Company may elect to pay the repurchase price in three (3) equal installments with the first installment paid at the closing and subsequent installments paid on the first two (2) anniversaries of the closing. The installment payments shall bear interest at the applicable federal rate.

            11.2 Transfer Limit. (a) No Participant shall, directly or indirectly, prior to the Registration Date or such other date determined by the Committee, Transfer (i) any shares of Common Stock acquired through the exercise of a Stock Option under this Plan or (ii) any shares of Common Stock acquired by the Participant pursuant to an award of Restricted Stock under this Plan prior to the Participant's Termination and expiration of the time period provided in Sections 11.1(b) or (c) hereof (the "Transfer Restriction Period"). Notwithstanding the foregoing, the Participant shall have the right to Transfer such shares of Common Stock to a "Permissible Transferee" who takes the shares subject to the terms of the Plan and applicable Award agreement. Permissible Transferees shall mean Family Members, any stockholder of the Company, or any employee of the Company.

                  (b) After the Transfer Restriction Period, no Participant
            shall Transfer (i) any Common Stock acquired through the exercise of a Stock Option under this Plan or (ii) any shares of Common Stock acquired by the Participant pursuant to an award of Restricted Stock to any Person other than a Permissible Transferee unless in each such instance the Participant (or his or her estate or legal representative) shall have first offered to the Company the Common Stock proposed to be Transferred pursuant to a bona fide offer to a third party.

                  (c) Notice of Proposed Transfer. Prior to any proposed
            Transfer of the Common Stock acquired either through the exercise of a Stock Option under this Plan or pursuant to an award of Restricted Stock, the Participant shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed Transfer, including the number of shares of Common Stock, the name and address of the proposed Transferee (the "Proposed Transferee") and, if the Transfer is voluntary, the proposed Transfer price, and containing such information necessary to show that the Participant has obtained a bona fide binding offer to Transfer the Common Stock for cash from a third party. The Participant shall provide a separate Transfer Notice with regard to each Proposed Transferee. The Transfer Notice shall be signed by both the Participant and the Proposed Transferee and must constitute a binding and unconditional commitment of the Participant and the Proposed Transferee for the Transfer of the Common Stock to the Proposed Transferee for cash subject only to the right of first refusal specified herein.

                  (d) Bona Fide Transfer. If the Company determines that the information provided by the Participant in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary Transfer, the Company shall give the Participant written notice of the Participant's failure to comply with the procedure described herein, and the Participant shall have no right to Transfer the Common Stock without first complying with this procedure. The Participant shall not be permitted to Transfer the Common Stock if the proposed Transfer is not bona fide.

                  (e) Exercise of Right of First Refusal. If the Company
            determines the proposed Transfer to be a bona fide Transfer, the Company shall have the right to repurchase all or any part of the shares of Common Stock at the proposed Transfer price per share, by delivering to the Participant (or his or her estate or legal representative) written notice of such exercise within twenty (20) days after the date the Company has determined that the proposed Transfer is bona fide. The Company's exercise or failure to exercise the right of first refusal with respect to any proposed Transfer described in a Transfer Notice shall not affect the Company's right to exercise the right of first refusal with respect to any proposed Transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Participant or issued by a person other than the Participant with respect to a proposed Transfer to the same Proposed Transferee. If the Company exercises the right of first refusal, the Company and the Participant shall thereupon consummate the sale of the Common Stock to the Company within twenty (20) days after the date the Company has determined that the proposed Transfer is bona fide (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Common Stock other than in cash, the Company shall have the option of paying for the Common Stock by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Participant to the Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled.

                  (f) Failure to Exercise Right of First Refusal. If the Company
            fails to exercise the right of first refusal with respect to any share of Common Stock within the period specified in sub-section (e) above, and the Company has not given notice to the Participant that the proposed Transfer is not a bona fide Transfer pursuant to sub-section (d) above, the Participant may conclude a Transfer to the Proposed Transferee of the Common Stock on the terms and conditions described in the Transfer Notice, provided such Transfer occurs not later than twenty (20) days after the date the Company has determined that the proposed Transfer is bona fide. The Company shall have the right to demand further assurances from the Participant and the Proposed Transferee (in a form satisfactory to the Company) that the Transfer of the Common Stock was actually carried out on the terms and conditions described in the Transfer Notice. No Common Stock shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed Transfer as bona fide. Any proposed Transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed Transfer by the Participant (or his or her estate or legal representative), shall again be subject to the right of first refusal and shall require compliance by the Participant with the procedure described in this Section 11.2.

                  (g) Assignment of Right of First Refusal. The Company shall have the right to assign the right of first refusal at any time, whether or not there has been an attempted Transfer, to one or more persons as may be selected by the Company, from time to time.

                  (h) Application to Transferees. This Section 11.2 shall apply to any transferee (other than to a transferee who acquires the Common Stock pursuant to sub- section (f) above) in the same manner as it applies to a Participant.

            11.3 Alternative Call Rights and Rights of First Refusal. The Committee may provide in the applicable Award agreement alternative (or no) call rights and/or rights of first refusal at the time of grant (or, thereafter, if no rights of the Participant are reduced) as it may decide in its sole discretion.

            11.4 Effect of Registration. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Company shall cease to have rights pursuant to this Article XI on and after the Registration Date.

                                   ARTICLE XII

                                  UNFUNDED PLAN

            This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

                                  ARTICLE XIII

                               GENERAL PROVISIONS

            13.1 Legend. The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law related representations as the Committee shall request. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

            All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            13.2 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. In the event of any conflict between the provisions of this Plan and any agreement, approved by the Board or the Committee, between the Company and any employee, Consultant or Non-Employee Director, the provisions of such agreement shall govern.

            13.3 No Right to Employment/Directorship/Consultancy. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee, Consultant or Non- Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non- Employee Director is retained to terminate his or her employment or consultancy at any time.

            13.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company.

            Any statutorily required withholding obligation with regard to any Eligible Employee may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned.
      Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

            13.5  Listing and Other Conditions.

                  (a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

                  (b) If at any time counsel to the Company shall be of the
            opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful and will not result in the imposition of excise taxes on the Company.

                  (c) Upon termination of any period of suspension under this
            Section 13.5, an Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

                  (d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

            13.6 Stockholders Agreement and Other Requirements. Notwithstanding anything herein to the contrary, as a condition to the receipt of shares of Common Stock pursuant to a Stock Option or Restricted Stock award under this Plan, to the extent required by the Committee, the Participant shall execute and deliver a stockholder's agreement or such other documentation which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, a right of first refusal of the Company with respect to shares, and such other terms as the Board or Committee shall from time to time establish. Such stockholder's agreement or other documentation shall apply to the Common Stock acquired under the Plan and covered by such stockholder's agreement or other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing stockholder agreement.

            13.7 Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

            13.8 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, this Plan shall be limited, construed and interpreted in a manner so as to comply with the applicable requirements of Rule 16b-3; however, noncompliance with Rule 16b-3 shall have no impact on the effectiveness of an Award under this Plan.

            13.9 Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

            13.10 Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

            13.11 No Right to Same Benefits. The provisions of Stock Options need not be the same with respect to each Participant, and such Stock Options to individual Participants need not be the same in subsequent years.

            13.12 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

            13.13 Section 16(b) of the Exchange Act. On and after the Registration Date, all elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

            13.14 Successors and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

            13.15 Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included; provided, however, that if the Company's Call Rights and Rights of First Refusal set forth in Article XI shall be held invalid or unenforceable, the Stock Options granted under the Plan shall be cancelled and terminated.

            13.16 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

            13.17 Securities Act Compliance. Except as the Company or Committee shall otherwise determine, this Plan is intended to comply with Section 4(2) or Rule 701 of the Securities Act, and any provisions inconsistent with such Section or Rule of the Securities Act shall be inoperative and shall not affect the validity of the Plan.

            13.18 Successors and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

            13.19 Payment to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

            13.20 Agreement. As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the "Lead Underwriter"), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the "Lock-up Period"). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

                                   ARTICLE XIV

                             EFFECTIVE DATE OF PLAN

      The Plan shall become effective upon adoption by the Board or such later date as provided in the adopting resolution, subject to the approval of this Plan by the stockholders of the Company within twelve (12) months before or after adoption of the Plan by the Board in accordance with the requirements of the laws of the State of Delaware.

                                   ARTICLE XV

                                  TERM OF PLAN

      No Award shall be granted pursuant to this Plan on or after the tenth anniversary of the earlier of the date this Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may, and the Committee's authority to administer the terms of such Awards shall, extend beyond that date.

                                   ARTICLE XVI

                     PROVISIONS APPLICABLE TO AWARDS GRANTED
                             TO CALIFORNIA RESIDENTS

            Notwithstanding the foregoing, any Award granted under the Plan to a California resident shall be subject to the provisions of this Article XVI (in addition to other applicable provisions of the Plan that are not inconsistent with this Article XVI) and, notwithstanding any provision of the Plan to the contrary, solely to the extent necessary to comply with Title 10 of the California Code of Regulations at the time an Award is granted, the following shall apply to each such Award:

            (a) At no time shall the total number of shares issuable upon exercise or vesting of all outstanding Awards provided for under any stock bonus or similar plan of the Company exceed thirty percent (30%) of all outstanding shares of the Company, including convertible preferred shares or convertible senior common shares on an as-converted basis, based on the shares of the Company which are outstanding at the time the calculation is made.

            (b) Any repurchase option in favor of the Company that is applicable to an Award granted prior to the Registration Date to an Eligible Employee who is not an officer, director or Consultant shall be subject to the following:

                  (i) If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon Termination at not less than the Fair Market Value of the shares of Common Stock to be purchased on the date of Termination, then (x) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of Termination (or in the case of shares of Common Stock issued upon exercise of Awards after such date of Termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant and
            (y) the right shall terminate on and after the Registration Date.

                  (ii) If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon Termination at the original purchase price, then (x) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of such shares of Common Stock per year over five (5) years from the date that the Award is granted (without respect to the date the Award was exercised or became exercisable) and (y) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of Termination (or in the case of shares of Common Stock issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant in compliance with applicable law.

            (c) Prior to the Registration Date, a Ten Percent Stockholder shall not be granted a Non-Qualified Stock Option unless the exercise price of such Option is at least (i) one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock at the date of grant as is permitted by Section 260.140.41 of Title 10 of the California Code of

      Regulations at the time of the grant of the Option. Prior to the Registration Date, a Ten Percent Stockholder shall not be granted an award of Restricted Stock unless the purchase price of the Restricted Stock is at least (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock at the date of grant as is permitted by Section 260.140.41 of Title 10 of the California Code of Regulations at the time of the grant of the Option.

            (d) Prior to the Registration Date, the Fair Market Value of the Common Stock subject to an Award shall be determined in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

            (e) In addition to the restrictions set forth in Section 8.1, an Award shall be Transferable solely to the extent permitted by Section 260.140.41(d) of Title 10 of the California Code of Regulations.

            (f) Prior to the Registration Date, to the extent required by
      Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This subsection shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

            (g) Except as the Company or the Committee shall otherwise determine, this Plan is intended to comply with Section 25.102(o) of the California Corporations Code, and any provisions inconsistent with such Section of the California Corporations Code shall be inoperative and shall not affect the validity of the Plan.


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